UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                     December 21, 2007 (December 18, 2007)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

       Delaware                    000-16299                 13-3054685
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    (State or other               (Commission             (I.R.S. Employer
     jurisdiction                 File Number)          Identification No.)
   of incorporation)

    700 Airport Blvd. Suite 300, Burlingame, CA             94010
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     (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500

                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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



Item 3.02 Unregistered Sales of Equity Securities.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     On December 18, 2007 (the "Issuance Date"), the Company received an aggregate of $1,003,225.50 from an accredited investor, for the sale of a convertible promissory note (the "Note") and warrant (the "Warrant"), covering, in aggregate, 1,337,634 shares of the Company's common stock.

     The Note bears interest at the rate of 10% per annum, simple interest, matures 36 months from the Issuance Date, and is convertible into 668,817 shares of the Company's common stock, at the election of the holder, at a per share price of $1.50. The Note is prepayable without penalty in the event that the closing per share bid price for shares of the Company's common stock equals or exceeds $4.00 for 10 consecutive trading days and the Company provides 20 trading days advance notice of such intention to prepay.

     The Warrant has a term of 36 months, may be exercised beginning on the Issuance Date and may be exercised into 668,817 shares of the Company's common stock at a per share exercise price of $3.25.

     The Company did not incur commission costs, in connection with this private placement.

     The  sales of these  securities  were  made in  reliance  upon Rule 506 and
Section 4(2) of the Securities Act of 1933, as amended (the "Act") and such securities have not been registered and will not be registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

     This current report is neither an offer to sell, nor a solicitation of offers to purchase, securities.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ANTs software inc.



Date:    December 21, 2007         By: /s/ Kenneth Ruotolo
                                       -----------------------------------------
                                       Kenneth Ruotolo, Chief Financial Officer